UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 12, 2021

PONTEM CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39882	98-1562955
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1140 Avenue of the Americas, 9th Floor New York, New York	10036
Address of principal executive offices	(Zip Code)

(212) 457-9077
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-third of one redeemable warrant	PNTM.U	The New York Stock Exchange
Class A Ordinary Shares included as part of the units	PNTM	The New York Stock Exchange
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	PNTM WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or in Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On January 12, 2021 (the “Effective Date”), the Registration Statement on Form S-1 (File No. 333-251756) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of Pontem Corporation (the “Company”) was declared effective by the U.S. Securities and Exchange Commission, and the Company subsequently filed on December 2, 2020 a registration statement on Form S-1 (File No. 333-252066) pursuant to Rule 462(b) under the Securities Act of 1993, as amended, which was effective immediately upon filing. On January 15, 2021 the Company consummated the IPO of 69,000,000 units (the “Units”), which includes the full exercise of the underwriters’ option to purchase an additional 9,000,000 Units to cover over-allotments. Each Unit consists of one Class A ordinary share, $0.0001 par value per share (the “Class A Ordinary Shares”), and one-third of one redeemable warrant (the “Public Warrants”), each whole Public Warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $690,000,000 (including the gross proceeds from the underwriters’ full exercise of their over-allotment option). Further, in connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

●	an Underwriting Agreement, dated January 12, 2021, among the Company, Credit Suisse Securities (USA) LLC and Guggenheim Securities, LLC, as the representatives of the underwriters named in Schedule A therein (the “Underwriter”), which contains customary representations and warranties and indemnification of the Underwriter by the Company;

●	a Warrant Agreement, dated January 12, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agreement”), which sets forth the expiration and exercise price of and procedure for exercising the Warrants (as defined below); certain adjustment features of the terms of exercise; provisions relating to redemption and cashless exercise of the Warrants; certain registration rights of the holders of Warrants; provision for amendments to the Warrant Agreement; and indemnification of the warrant agent by the Company under the agreement;

●	a Private Placement Warrants Purchase Agreement (the “Private Placement Warrants Agreement”), dated January 12, 2021, between the Company, Pontem LLC (the “Sponsor”) and HSM-Invest (the Sponsor and HSM-Invest are collectively referred to herein as the “Purchasers”), pursuant to which the Purchasers agreed to purchase an aggregate of 10,533,333 private placement warrants (including 1,200,000 private placement warrants in the aggregate as a result of the underwriters exercising in full their over-allotment option), each whole private placement warrant entitling the holder thereof to purchase one Class A Ordinary Share at $11.50 per share, subject to adjustment, at a price of $1.50 per warrant (the “Private Placement Warrants” and, together with the Public Warrants, the “Warrants”);

●	an Investment Management Trust Agreement, dated January 12, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee, which establishes the trust account that will hold the net proceeds of the IPO and certain of the proceeds of the sale of the Private Placement Warrants and sets forth the responsibilities of the trustee; the procedures for withdrawal and direction of funds from the trust account; and indemnification of the trustee by the Company under the agreement;

●	a Registration and Shareholder Rights Agreement, dated January 12, 2021, between the Company, the Sponsor, HSM-Invest, certain directors of the Company and members of the advisory board of the Company (the “Holders”), which provides for customary demand and piggy-back registration rights for the Holders, as well as certain transfer restrictions applicable to the Holders with respect to the Company’s securities, and, upon consummation of the Company’s initial business combination, the right of the Sponsor to nominate three individuals for election to the Company’s board of directors;

●	a Letter Agreement, dated January 12, 2021, among the Company, the Sponsor, HSM-Invest and each executive officer, director and member of the advisory board of the Company, pursuant to which the Sponsor, HSM-Invest and each executive officer, director and member of the advisory board of the Company have agreed to vote any Class A Ordinary Shares held by him, her or it in favor of the Company’s initial business combination; to facilitate the liquidation and winding up of the Company if an initial business combination is not consummated within 24 months; to certain transfer restrictions with respect to the Company’s securities; to certain indemnification obligations of the Sponsor; and the Company has agreed not to enter into a definitive agreement regarding an initial business combination without the prior consent of the Sponsor;

●	an Administrative Services Agreement, dated January 12, 2021, between the Company and the Sponsor, pursuant to which the Sponsor has agreed to make available office space and certain secretarial and administrative services as may be required by the Company from time to time, in exchange for $10,000 per month until the earlier of the Company’s initial business combination or liquidation; and

●	a Forward Purchase Agreement, dated January 12, 2021, between the Company and QVIDTVM Management LLC, providing for the purchase of up to $50,000,000 of Units, with each Unit consisting of one Class A Ordinary Share and one-third of one redeemable warrant to purchase one Class A Ordinary Share at $11.50 per share, for a purchase price of $10.00 per Unit, in a private placement to occur concurrently with the closing of the Company’s initial business combination.

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreement, each of which is incorporated by reference herein and filed herewith as Exhibits 1.1, 3.1, 10.1, 10.2, 10.3, 10.4, 10.5, 10.6 and 10.7, respectively.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneous with the consummation of the IPO and the issuance and sale of the Units, the Company consummated the private placements of 10,533,333 Private Placement Warrants at a price of $1.50 per Private Placement Warrant, generating total proceeds of $15,800,000 (the “Private Placements”). The Private Placement Warrants are substantially similar to the Public Warrants, except that, so long as they are held by the Sponsor, HSM-Invest or their permitted transferees, the Private Placement Warrants (i) will not be redeemable by us (except in certain circumstances when the Public Warrants are called for redemption and a certain price per Class A Ordinary Share threshold is met) (ii) together with the Class A Ordinary Shares issuable upon exercise of the Private Placement Warrants, subject to certain limited exceptions, will be subject to transfer restrictions until 30 days following the consummation of the Company’s initial business combination, (iii) may be exercised by the holders on a cashless basis and (iv) will be entitled to registration rights. If the Private Placement Warrants are held by holders other than the Sponsor, HSM-Invest or their permitted transferees, the Private Placement Warrants will be redeemable by the Company and exercisable by the holders on the same basis as the Public Warrants.

Item 5.03. Amendments to Memorandum and Articles of Association.

On January 12, 2021, and in connection with the IPO, the Company adopted its Amended and Restated Memorandum and Articles of Association. The Amended and Restated Memorandum and Articles of Association is filed herewith as Exhibit 3.1 and is incorporated by reference herein.

Item 8.01. Other Events.

On January 12, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached hereto as Exhibit 99.1, and is incorporated by reference herein.

On January 19, 2021, the Company issued a press release announcing the closing of the IPO, a copy of which is attached hereto as Exhibit 99.2, and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated January 12, 2021, among the Company, Jefferies LLC and Guggenheim Securities, LLC
3.1	Amended and Restated Memorandum and Articles of Association
10.1	Warrant Agreement, dated January 12, 2021, between Continental Stock Transfer & Trust Company and the Company
10.2	Letter Agreement, dated January 12, 2021, among the Company, HSM-Invest, the Sponsor and the Company’s officers and directors
10.3	Investment Management Trust Account Agreement, dated January 12, 2021, between Continental Stock Transfer & Trust Company and the Company
10.4	Registration and Shareholder Rights Agreement, dated January 12, 2021, among the Company, HSM-Invest, the Sponsor, certain directors of the Company and members of the advisory board of the Company
10.5	Private Placement Warrants Purchase Agreement, dated January 12, 2021, between the Company, HSM-Invest and the Sponsor
10.6	Administrative Services Agreement, dated January 12, 2021, between the Company and the Sponsor
10.7	Forward Purchase Agreement, dated January 12, 2021, between the Company and QVIDTVM Management LLC
99.1	Press Release, dated January 12, 2021
99.2	Press Release, dated January 19, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 19, 2021

PONTEM CORPORATION

By:	/s/ Nina Murphy
Name:	Nina Murphy
Title:	Chief Financial Officer

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